SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              _____________________


                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  October 29, 1997



                              CARSON PIRIE SCOTT & CO.

                 (Exact Name of Registrant as Specified in Charter)





            Illinois               0-22682            37-0175980
      (State of Incorporation)   (Commission        (IRS Employer
                                File Number)      Identification No.)


         331 West Wisconsin Avenue
           Milwaukee, Wisconsin                             53203
      (Address of Principal Executive Offices)           (Zip Code)



      Registrant's telephone number, including area code:   (414)  347-4141





         ITEM 5.   OTHER EVENTS.

                   On October 29, 1997, Carson Pirie Scott & Co. (the "Registrant"), Proffitt's, Inc., a Tennessee corporation ("Proffitt's"), and LaSalle Merger Corporation, an Illinois corporation and wholly owned subsidiary of Proffitt's ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of October 29, 1997 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will be merged with and into the Registrant, with the Registrant as the surviving corporation in the merger, and the Registrant will become a wholly-owned subsidiary of Proffitt's. A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated herein by reference.

                   On October 29, 1997, the Registrant and Proffitt's issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c) Exhibits. The following exhibits are filed as part of this report:

                   2.1 Agreement and Plan of Merger, dated as of October 29, 1997, among Proffitt's, Merger Sub and the Registrant.

                  99.1 Joint press release, dated October 29, 1997, issued by the Registrant and Proffitt's.





                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  October 30, 1997

                                       CARSON PIRIE SCOTT & CO.


                                       By /s/ Charles J. Hansen
                                          ----------------------
                                         Name:   Charles J. Hansen
                                         Title:  Vice President, General
                                                 Counsel and Secretary





                                  EXHIBIT INDEX

         Exhibit
         Number              Description

           2.1 Agreement and Plan of Merger, dated as of October 29, 1997, among Proffitt's, Merger Sub and the Registrant.

          99.1 Joint press release, dated October 29, 1997, issued by the Registrant and Proffitt's.